                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               JANUARY 16, 1998
                    --------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            SIGNATURE RESORTS, INC.
                    --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             MARYLAND                 000-21193              95-4582157
          (STATE OR OTHER     (COMMISSION TITLE NUMBER)    (IRS EMPLOYER
           JURISDICTION                                    IDENTIFICATION
         OF INCORPORATION)                                     NUMBER)

                       1875 SOUTH GRANT STREET, SUITE 650
                          SAN MATEO, CALIFORNIA 94402
                     --------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (650) 312-7171
                     --------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

   On January 19, 1998, Signature Resorts, Inc. (the "Company") announced that it and Westin Hotels & Resorts ("Westin") have modified their existing joint development agreement to make the relationship non-exclusive between the parties. Under their modified relationship, the Company and Westin each will be free to independently pursue all vacation ownership development opportunities. Under the parties' prior exclusive agreement, the Company and Westin each were restricted from developing four and five star vacation ownership resorts with third parties. As part of the modification, the Company's and Westin's representatives no longer serve on the other's board of directors.

   The modification was effected through a Joint Development Agreement (the "Agreement"). A copy of the Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits


      10.1 Joint Development Agreement dated as of January 16, 1998 by and between the Company and Westin.
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  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIGNATURE RESORTS, INC.

                                          By:   /s/ Andrew D. Hutton
                                              ---------------------------------
                                              Name: Andrew D. Hutton
                                              Title: Vice President and
                                                     General Counsel

Dated: January 20, 1998

                                 EXHIBIT INDEX

      10.1 Joint Development Agreement dated as of January 16, 1998 by and between the Company and Westin.